HALLMARK EQUITY SERIES TRUST

Supplement dated January 3, 2006

to the Prospectus and Statement of Additional Information dated July 26, 2005

Effective January 1, 2006, Steinberg Global Asset Management, Ltd. replaced Condor Capital Management, Inc. as the sub-adviser for Hallmark Strategic Growth Fund (the ‘Fund”).

Pursuant to an Interim Sub-Investment Management Agreement, for services rendered with regard to the Fund, Reserve Management Company, Inc., the Fund’s investment adviser (the “Adviser”) shall pay Steinberg Global Asset Management, Ltd., on a quarterly basis, a fee equal to one-half of the “net profit” before taxes.  Net profit is deemed to be the comprehensive management fee paid to the Adviser with respect to the Fund less fund expenses and less all applicable sales and marketing costs of both the Adviser and Steinberg Global Asset Management, Ltd.

Steinberg Global Asset Management, Ltd. is also the sub-adviser to Hallmark Large-Cap Growth Fund.  Richard D. Steinberg, Hallmark Large-Cap Growth Fund’s portfolio manager, will also serve as the Fund’s portfolio manager.  Additional important information on Steinberg Global Asset Management, Ltd. and Mr. Richard Steinberg can be found in the Fund’s most recent Prospectus and Statement of Additional Information.